UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2022

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CASI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 22, 2022, CASI Biopharmaceuticals (Wuxi) Co., Ltd, a subsidiary of CASI Pharmaceuticals, Inc. and a company established under the laws of P.R. China (“CASI Wuxi”), entered into an Equity Transfer Agreement (the “Equity Transfer Agreement”) with Shenzhen Jiadao Gongcheng Equity Investment Fund (Limited Partnership) (“Jiadao Gongcheng”), a limited partnership enterprise incorporated under the laws of P.R. China, pursuant to which the CASI Wuxi agreed to transfer to Jiadao Gongcheng its equity interest in the registered capital of RMB 18,545,809 of Juventas Biotechnology (Tianjin) Co., Ltd. as of the date of the Equity Transfer Agreement (the "Target Equity") for a consideration of RMB 240,873,500 (the "Equity Transfer"), subject to the terms and conditions of this Equity Transfer Agreement, and Jiadao Gongcheng agreed to accept the transfer of the Target Equity subject to the terms and conditions of this Equity Transfer Agreement.

Pursuant to the Equity Transfer Agreement, Jiadao Gongcheng will make payment of RMB 240,873,500 in two equal installments, with the second installment paid shortly after the completion of the registration with competent governmental authorities of the Equity Transfer.

Upon the completion of the Equity Transfer, Jiadao Gongcheng shall be entitled to the relevant shareholders' rights as a Series A + investor with respect to the Target Equity in accordance with the Shareholders’ Agreement of Juventas Biotechnology (Tianjin) Co., Ltd., as amended or modified from time to time subsequently.

The Equity Transfer Agreement contains certain representations, warranties and covenants, conditions precedent, indemnification and termination provisions.

The foregoing description of the Equity Transfer Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Equity Transfer Agreement that will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022.

A copy of the press release of the Company announcing the Equity Transfer is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document

99.1	Press Release of CASI Pharmaceuticals, Inc., dated September 23, 2022

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.

/s/ Larry Zhang

Larry (Wei) Zhang
President and Principal Financial Officer

Date: September 23, 2022